Exhibit 10.1

EXECUTION VERSION

AMENDED AND RESTATED SECOND AMENDMENT TO CREDIT AGREEMENT

AMENDED AND RESTATED SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of October 29, 2010, by and among INTERNATIONAL ADVISORY HOLDINGS CORP., a Delaware corporation (“Holdings”), INTERNATIONAL CONSULTING ACQUISITION CORP., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of November 16, 2007 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, Holdings, the Borrower, the Lenders party thereto and the Administrative Agent are parties to a Second Amendment to Credit Agreement, dated as of September 27, 2010 (the “Original Second Amendment”); and

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend and restate the Original Second Amendment in its entirety in the form of this Second Amendment in order to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.                 Amendments to Credit Agreement.

1.             The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “December 31, 2008” appearing in clause (vi) of the first sentence thereof and inserting the text “December 31, 2011” in lieu thereof.

2.             Section 9.15(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“In addition to the Aggregate Consideration payable for Permitted Acquisitions pursuant to clause (v) of the immediately preceding sentence, the Borrower or a Wholly-Owned Domestic Subsidiary thereof which is a Subsidiary Guarantor may consummate the acquisition of all of the outstanding Equity Interests of, or all or substantially all of the assets of, a company previously identified to the Administrative Agent on or about September 27, 2010 so long as (i) such Permitted Acquisition is consummated on or before December 31, 2010, (ii) each of the other requirements of this Section 9.15 and the definition of Permitted Acquisition are satisfied,

(iii) the Aggregate Consideration payable for such Permitted Acquisition does not exceed the sum of (I) an initial upfront cash payment not to exceed $9,000,000 plus (II) an earn-out payment tied to the financial performance of such Acquired Entity or Business not to exceed $8,000,000, which earn-out payment (A) shall be paid out over a four-year (or longer) period commencing with Holdings’ fiscal year ending December 31, 2011 and (B) may only be paid to the extent that (x) no Default or Event of Default exists at the time of the respective payment or immediately after giving effect thereto and (y) such payment does not exceed $4,000,000 in any fiscal year of Holdings and (iv) the purchase agreement for such Permitted Acquisition expressly conditions the payment of such earn-out consideration on the satisfaction of the foregoing conditions.”

3.             Section 10.07 of the Credit Agreement is hereby amended by deleting the text “September 30, 2010 through and including March 30, 2011” and the corresponding ratio of “3.00:1.00” set forth opposite such text and inserting the following text and ratios in lieu thereof:

“September 30, 2010 through and including December 30, 2010	3.35:1.00

December 31, 2010 through and including March 30, 2011	3.00:1.00”.

II.             Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Second Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as hereinafter defined), both immediately before and after giving effect to this Second Amendment and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents, are true and correct in all material respects on the Second Amendment Effective Date, both immediately before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty which by its terms is made as of a specific date shall be true and correct in all material respects only as of such specific date).

2.             The Credit Agreement is modified only by the express provisions of this Second Amendment and this Second Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

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4.             THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.             This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when Holdings, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Stanley Boris (facsimile number: 212-354-8113 / email: sboris@whitecase.com) and (ii) the Borrower shall have paid the outstanding fees and expenses of White & Case LLP in connection with the Credit Agreement.

6.             From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

7.             This Second Amendment amends and restates in full the Original Second Amendment and the Original Second Amendment shall no longer have any further force or effect.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

INTERNATIONAL ADVISORY HOLDINGS CORP.

By:	/s/ Randy Scheller
	Name:	Randy Scheller
	Title:	Vice President & Treasurer

INTERNATIONAL CONSULTING ACQUISITION CORP.

By:	/s/ Randy Scheller
	Name:	Randy Scheller
	Title:	Vice President & Treasurer

Signature page to Amended and Restated Second Amendment to TPI Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually and as Administrative Agent

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

Signature page to Amended and Restated Second Amendment to TPI Credit Agreement